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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068                76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

     On August 26, 1998, Consolidated Graphics, Inc. (the "Company") filed a shelf registration statement on Form S-4 (the "Registration Statement") to register the offer and sale from time to time by the Company of up to 2,000,000 shares of its common stock in connection with future direct and indirect acquisitions of other businesses, properties or securities in business combination transactions in accordance with Rule 415(a)(1)(viii) of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), or as otherwise permitted under the Securities Act. The Registration Statement also registers the resale of those shares by persons who acquire such shares in connection with such direct and indirect acquisitions. Such Registration Statement was declared effective by the Securities and Exchange Commission on September 2, 1998.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/ RANDALL D. KEYS
                                                  RANDALL D. KEYS
                                                  VICE PRESIDENT-FINANCE AND
                                                   CHIEF FINANCIAL OFFICER

Date:  September 2, 1998


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